FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (the “Amendment”) is made as of this 24th day of November, 2014, by and among HANDY & HARMAN GROUP LTD., a Delaware corporation (the “Borrower”), each of the GUARANTORS listed on the signature pages hereto (each, a “Guarantor” and collectively, the “Guarantors”) and collectively with Borrower, the “Loan Parties” and each is individually referred to herein as a “Loan Party”), the financial institutions which are named on the signature pages hereto as lenders (collectively, the “Lenders” and each is individually referred to as a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent (PNC, in such capacity, the “Administrative Agent”) and in its capacity as a Lender.

BACKGROUND

A.           On August 29, 2014, Borrower, Guarantors, Lenders and Administrative Agent entered into an Amended and Restated Credit Agreement to reflect certain financing arrangements between the parties thereto (as amended, modified, renewed, extended, replaced or substituted from time to time, the “Credit Agreement”).  The Credit Agreement and all other agreements, instruments and documents executed and/or delivered in connection therewith are collectively referred to herein as the “Existing Financing Agreements.”  All capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

B.           The Loan Parties have requested, and the Administrative Agent and the Required Lenders have agreed, to amend the definition of “Guaranty” as set forth in the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.           Amendment to Credit Agreement.  Upon the Effective Date, the Credit Agreement shall be amended as follows:

(a)           The definition of Guaranty is hereby deleted and replaced with the following:

Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business; provided, however, that a “Guaranty” for purposes of Section 8.2.4 [Loans and Investments] shall not include an agreement to indemnify or hold harmless any other Person to the extent that (i) such indemnity obligation is unliquidated and contingent, and (ii) no reserve is, or should be, created or instituted in accordance with GAAP, with respect to such indemnity obligation.

2.           Representations and Warranties.  Each Loan Party hereby:

(a)           reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof, in each case other than representations and warranties that relate to a specific date;

(b)           reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Loans, Obligations and other liabilities of Loan Parties to Administrative Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Administrative Agent and Lenders;

(c)           represents and warrants that no Potential Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d)           represents and warrants that since December 31, 2013, no event or development has occurred which has had or is reasonably likely to have a Material Adverse Change;

(e)           represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, and all related agreements, instruments, and documents to which such Loan Party is a party, that such actions were duly authorized by all necessary corporate or company action and that the officers executing this Amendment, and any related agreements, instruments or documents on its behalf were similarly authorized and empowered, and that neither this Amendment, or any related agreements, instruments, or documents contravenes any provisions of its Articles of Incorporation or Certificate of Formation, as applicable and Bylaws or Operating Agreement, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(f)           represents and warrants that this Amendment, and all assignments, instruments, documents, and agreements executed and delivered by such Loan Party in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

3.           Security Interest.  As security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), and satisfaction by the Loan Parties of all covenants and undertakings contained in the Credit Agreement, and the Existing Financing Agreements, the Borrower and each of the Guarantors reconfirms the prior grant of the security interest in and first priority, perfected lien in favor of PNC Bank, National Association, in its capacity as Collateral Agent (as defined in the Security Agreement), for its benefit and the ratable benefit of each Secured Party (as defined in the Security Agreement), upon and to, all of its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, created or arising and wherever located.

4.           Confirmation of Indebtedness.  Loan Parties confirm and acknowledge that as of the close of business on November 24, 2014, Borrower was indebted to Administrative Agent and Lenders under the Credit Agreement in the aggregate principal amount of $200,758,395.00 for the Revolving Credit Loans, without any deduction, defense, setoff, claim or counterclaim, plus all fees, costs and expenses incurred to date in connection with the Credit Agreement and the Existing Financing Agreements.

5.           Acknowledgment of Guarantors. Each Guarantor hereby covenants and agrees that the Continuing Agreement of Guaranty and Suretyship dated November 8, 2012, as amended, restated, reaffirmed, supplemented and otherwise modified from time to time, including pursuant to that certain Omnibus Ratification and Reaffirmation Agreement dated August 29, 2014, shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrower and each other Guarantor to Administrative Agent and Lenders under the Credit Agreement and the Existing Financing Agreements.

6.           Conditions Precedent/Effectiveness Conditions.  This Amendment shall be effective upon (the “Effective Date”) the satisfaction of each of the following conditions (all documents to be in form and substance reasonably satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a)           Administrative Agent shall have received this Amendment duly executed by Lenders and all Loan Parties;

(b)           After giving effect to this Amendment, no Potential Default or Event of Default shall have occurred and be continuing; and

(c)           Execution and/or delivery of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof.

7.           Payment of Expenses.  Loan Parties shall pay or reimburse Administrative Agent for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

8.           Reaffirmation of Existing Financing Agreements.  Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all other of the Existing Financing Agreements, are hereby reaffirmed and shall continue in full force and effect as therein written.

9.           Release.  As further consideration for Administrative Agent’s and Lenders’ agreement to grant the accommodations set forth herein, each Loan Party hereby waives and releases and forever discharges Administrative Agent and Lenders and their respective officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Loan Parties, or any of them, may have against Administrative Agent or Lender arising out of or relating to the Obligations, this Amendment or the Existing Financing Agreements, other than any liability, damage, claim, loss or expense as a result of the gross negligence or willful misconduct of the Administrative Agent or any Lender.

10.           Miscellaneous.

(a)           No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)           The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)           No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)           The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

(e)           This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by facsimile or electronic transmission shall bind the parties hereto.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWER:	HANDY & HARMAN GROUP LTD.

	By:	/s/ James F. McCabe, Jr.
		Name:	James F. McCabe, Jr.
		Title:	Senior Vice President

GUARANTORS:
ARLON LLC
ARLON MED INTERNATIONAL LLC
BAIRNCO CORPORATION
460 WEST MAIN STREET HOLDING CORPORATION
EAST 74TH STREET HOLDINGS INC.
DANIEL RADIATOR CORPORATION
HANDY & HARMAN
HANDY & HARMAN AUTOMOTIVE
GROUP, INC.
HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION
HANDY & HARMAN HOLDING CORPORATION
HANDY & HARMAN INTERNATIONAL, LTD.
HANDY & HARMAN OF CANADA, LIMITED
HANDY & HARMAN TUBE COMPANY, INC.
HANDYTUBE CORPORATION
INDIANA TUBE CORPORATION
KASCO CORPORATION
KASCO MEXICO LLC
LUCAS-MILHAUPT, INC.
LUCAS-MILHAUPT WARWICK LLC
MICRO-TUBE FABRICATORS, INC.
OCMUS, INC.
OMG, INC.
OMG ROOFING, INC.
OMNI TECHNOLOGIES CORPORATION OF DANVILLE
PAL-RATH REALTY, INC.
PAM FASTENING TECHNOLOGY, INC.

	By:	/s/ James F. McCabe, Jr.
		Name:	James F. McCabe, Jr.
		Title:	Senior Vice President

ATLANTIC SERVICE COMPANY, LIMITED

By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Treasurer

20 GRANT STREET NOMINEE TRUST THE 7 ORNE STREET NOMINEE TRUST THE 28 GRANT STREET NOMINEE TRUST

By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Trustee

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

By:	/s/ Kirk M. Mader
	Name:	Kirk M. Mader
	Title:	Senior Vice President

CITIZENS BANK, N.A., as a Lender

By:	/s/ Douglas Moore
	Name:	Douglas Moore
	Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Cassie Kim
	Name:	Cassie Kim
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Melinda A. White
	Name:	Melinda A. White
	Title:	Senior Vice President

PEOPLE’S UNITED BANK, N.A., as a Lender

By:	/s/ Stephanie Pierce
	Name:	Stephanie Pierce
	Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Matthew J. Davis
	Name:	Matthew J. Davis
	Title:	Vice President

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/ Troy Jellerette
	Name:	Troy Jellerette
	Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Craig Kincade
	Name:	Craig Kincade
	Title:	Senior Vice President

SANTANDER BANK, N.A., as a Lender

By:	/s/ Jason D. Hill
	Name:	Jason D. Hill
	Title:	Senior Vice President

TD BANK, N.A., as a Lender

By:	/s/ Joseph C. Premont
	Name:	Joseph C. Premont
	Title:	Vice President

CAPITAL ONE BUSINESS CREDIT CORP., as a Lender

By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President